Description of the business	9 Months Ended
Sep. 30, 2014
Accounting Policies [Abstract]
Description of the business

1. Description of the business

Nature of Business—Avalanche Biotechnologies, Inc. (the “Company”, “we” or “us”) was incorporated in Delaware on July 17, 2006, and is headquartered in Menlo Park, California. The Company is a clinical-stage biotechnology company focused on discovering and developing novel gene therapies to transform the lives of patients with sight-threatening ophthalmic diseases. Since the Company’s inception, it has devoted its efforts principally to performing research and development activities, including early clinical trials, filing patent applications, obtaining regulatory approvals, hiring personnel, and raising capital to support these activities.

The Company has not generated any revenue from the sale of products since its inception. The Company has experienced net losses since its inception and has an accumulated deficit of $26.3 million as of September 30, 2014. The Company expects to incur losses and have negative net cash flows from operating activities as it expands its portfolio and engages in further research and development activities, particularly conducting preclinical studies and clinical trials.

Initial Public Offering—On August 5, 2014, the Company completed its initial public offering (IPO) of shares of its common stock. As a result, the following transactions were recorded in the Company’s condensed consolidated financial statements on August 5, 2014 (the third quarter of 2014):

■	the sale of 6,900,000 shares of common stock, including 900,000 from the exercise by the underwriters of their option to purchase additional shares, at an offering price of $17.00 per share, for net proceeds of $106.5 million, after deducting the underwriters’ discounts, commissions and offering expenses;

■	concurrent with the IPO, the private placement of 588,235 shares of common stock to Regeneron Pharmaceuticals, Inc. (Regeneron), pursuant to the Regeneron agreement signed in May 2014, at the offering price of $17.00 per share for gross proceeds of $10.0 million and no underwriting discounts or commissions;

■	immediately prior to the completion of the IPO, all the outstanding shares of the Company’s convertible preferred stock were converted into 10,689,027 shares of common stock; and

■	immediately prior to the completion of the IPO, all outstanding warrants for convertible preferred stock and common stock were exercised into 407,131 shares of common stock for proceeds of $0.6 million.

The accompanying unaudited consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and following the requirements of the Securities and Exchange Commission (SEC) for interim reporting. As permitted under those rules, certain footnotes or other financial information that are normally required by U.S. GAAP can be condensed or omitted. These consolidated financial statements have been prepared on the same basis as the Company’s annual consolidated financial statements and, in the opinion of management, reflect all adjustments, consisting only of normal recurring adjustments, which are necessary for a fair statement of the Company’s financial information. The results of operations for the nine month period ended September 30, 2014 are not necessarily indicative of the results to be expected for the full year or any other future period.